Global Investor Services, Inc.

"Business and Marketing Update "

April 2011

Safe Harbor Statement

- This presentation includes “forward-looking statements” within the meaning of Federal securities laws. Forward-looking statements are commonly identified by such terms and phrases as “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects” and other terms with similar meaning indicating potential impact on our business. Although we believe that the assumptions upon which such forward looking statements are based are reasonable, we can give no assurance that these assumptions will prove to be correct.
- Important factors that could cause actual results to differ materially from our projections and expectations are disclosed in our filings with the Securities and Exchange Commission, including the “Risk Factors” section set forth in our Annual Report on Form 10-K for the year ended March 2010.
- All forward-looking statements in this communication are expressly qualified by such cautionary statements and by reference to their underlying assumptions. We do not undertake to publicly update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise. You may obtain and review our filings with the Securities and Exchange Commissions by visiting http://www.sec.gov.

Important Content Disclaimer

- The information presented and made available in this InvestView webinar is intended for educational purposes only. The information is not and should not be confused with investment advice and does not attempt or claim to be a complete description of any specific securities or markets, but rather educational examples of the application of technical analysis to the market.
- Investing and trading in stocks and options involve risks, including the risk of losing part or all money invested. Any and all trading decisions are up to you, so Global Investor Services, Inc. makes no guarantee or representation as to the outcome of your decisions. Past performance is not a guarantee of future performance.
- This information has been presented and prepared without regard to any particular person's investment objectives, financial situation and particular needs because InvestView webinar users come from diverse backgrounds, with diverse objectives and financial situations. This information is of a general nature only, so you should seek advice from your broker or other investment advisors as appropriate before taking any action. Your licensed securities professional, financial consultant, or tax advisor best renders investment advice.
- The opinions and analyses included herein are based on sources and data believed to be reliable and are presented in good faith, however no representation or warranty, expressed or implied is made as to their completeness or accuracy. All performance numbers are estimates and/or rounded.
- The user of the InvestView webinar agrees to indemnify and hold harmless Investment Tools and Training (ITT) and Global Investor Services, Inc., in addition to all individual presenters of the course material, from and against any and all liabilities, expenses (including attorney fees) and damages arising out of claims resulting from the use of this educational content. ITT is not a licensed investment advisor or broker/dealer.

Global Investor Services, The Company

- Global Investor Services, Inc ("Global" or "GIS")
  - Ticker Symbol (OTC-BB): GISV
  - Provides wide spectrum of online investor education and investing related products and services for self-directed investors
  - Markets products to entry-level and higher-end users of financial information and market data in US, Canada and Asia
- InvestView
  - Flagship product - markets and sells investor education products and services in the online brokerage sector via webinars and tutorials
  - A complete offering for both the novice and seasoned investor
    - Our unique approach provides investors with everything they need to make informed investment and trading decisions
  - Razor Data Rated A+ by Better Business Bureau

BBB Rating A+

Company Overview

- Global Investor Services, Inc ("Global")
  - The Company developed, tested and applied a variety of proprietary software platforms throughout the last decade
  - Our firm provides financial analysis and education that changes one's approach to the capital markets
  - We provide a robust platform that delivers everything individual self-directed investors and professionals need to make informed investment decisions
  - **www.gisvonline.com**

The On-line Financial Sector

On-line Financial Sector Consolidation

- **Charles Schwab to acquire optionsXpress for $1B**
- TradeStation and other key sector players offering education and related services in addition to trading
- TD Ameritrade acquired TOS/"thinkorswim" (formerly Investools) for $606M in Q1 2009
- optionsXpress acquired Optionetics in April 2009 for $55M
- Investools revenue grew five-fold from $56M in 2002 to $252M in 2006 (Share prices went from $0.71 to $18.23 in that period)
- Edutrades Inc. revenue grew from $2M in 2002 to $120M in 2006
- MB Trading acquired Wizetrade in Q3 2009

Today, GIS is the only remaining publicly-traded company in the investor education space

Topics for Today

- **2010 Objectives & Results**
- Key Business Performance Charts and Highlights
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Testimonials from our Members
- Business Development and Strategic Partners
- 2011 and Beyond: Our Goals for our Shareholders
- Q & A

Company Objectives

In 2010, we set out to:

- Increase our U.S.-based revenues
- Expand our marketing reach
- Expand our target markets
- Address corporate financial infrastructure to prepare firm for growth

Company Achievements

In the last 12 months, we accomplished the following:

- Increased our U.S.-based revenues
  - **Quarter-over-quarter revenue increases**
- Expanded our marketing reach
  - **Quarterly leads and sales increased significantly**
- Expanded our target markets
  - **Executed distribution/marketing agreements in Canada and Asia**
- Solidified corporate financial infrastructure to prepare firm for growth initiatives
  - **Successful conversion of derivatives**
  - **Reduction in overhead and costs**
  - **Return of shares to treasury**
  - **Announced "share buy-back"**

Topics for Today

- 2010 Objectives & Results
- **Key Business Performance Charts and Highlights**
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Testimonials from our Members
- Business Development and Strategic Partners
- 2011 and Beyond: Our Goals for our Shareholders
- Q & A

Business Performance



Leads per Quarter
12,000
10,000
8,000
6,000
4,000
2,000
0
2,790
8,306
9,869
10,217
7,809
MQ/10
JQ/10
SQ/10
DQ/10
MQ/11

Business Performance



Sales per Quarter
1400
1200
1000
800
600
400
200
0
280
897
921
921
1,275
MQ/10
JQ/10
SQ/10
DQ/10
MQ/11

Business Performance


Quarterly Revenue (in 000's)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$273
$332
$433
$472
MQ/11 Data Not Available
MQ/10
JQ/10
SQ/10
DQ/10
MQ/11

Business Performance


Lead Cost per Webinar Registration
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$33.19
$20.83
$17.61
$11.81
MQ/10 Data
Not Available
MQ/10
JQ/10
SQ/10
DQ/10
MQ/11

Business Performance


Lead Cost per New Subscriber
$400
$350
$300
$250
$200
$150
$100
$50
$-
$390
$300
$315
$184
MQ/10 Data
Not Available
MQ/10
JQ/10
SQ/10
DQ/10
MQ/11

Business Highlights in 2010

"InvestView" Marketing Strategy

Business Objective in 2010

Increase lead flow of potential customers by implementing an efficient online customer acquisition capability via multiple online channels.

Business Results Achieved in 2010

- Lowered lead acquisition costs to under $20, lead costs continued to decline every quarter.
- Increased lead flow from 2,800 leads in March Quarter to over 8,000+ leads in succeeding quarters.
- Increased marketing investment to $100k/month and eliminated weekly marketing capital risk on "single event" advertising.
- Implemented campaign support technology that tracks campaign performance daily, with the ability to limit or increase campaign spend real-time while in execution.

Business Highlights in 2010

First Half 2010 (1 of 2)

- Online Platform proven; April saw the start-up of higher marketing investment; Campaigns, Media and Channels implementation.
- Lead flow increased to over 10,000 leads in June Quarter vs. 2,800 leads in March Quarter.
- Marketing investment in June Quarter of $331k, with average weekly marketing investment of $25k/week vs. $5k-$8k/week in March Quarter.
- Different online lead sources, multiple acquisition strategies and various price points were deployed.

Business Highlights in 2010

<u>First Half 2010 (2 of 2)</u>

- Offer: “Online Trial Subscriber Offer” for two weeks
  - On Day 15, the trial subscription converts to monthly subscription at member rate of $199/month.
- Cost per Action (CPA), Cost per Click, Google Search traffic
  - Prospects register on our site for webinar.
- Implemented Quick Start Coach, “Getting Started” webinar, Launched Core Investing Room, Updated Road Map and Market Point Tool.
- Implemented Transaction Management Platform, Lead Tracking, Sales Support System, Automatic Dialer and Transaction Tracking Systems.

Business Highlights in 2010

Second Half 2010 (1 of 2)

- Lead flow steady at 10,000 per quarter in September Quarter and December Quarter.
- Average weekly marketing investment over the full year was $20k/week.
- Education products revenue increase in each quarter and year-over-year total revenue increase.
- Webinar attends at 45% per quarter and sales closing at 16%.
- Average net revenue per subscriber was $898 for a currently active and continuing subscriber.

Business Highlights in 2010

Second Half 2010 (2 of 2)

- "Ramped-up" Marketing and Campaigns
  - Deployed automated re-marketing "Drip" campaign to all webinar non-attends, which provided additional re-registrations/week
- "Drip" further reduced net webinar registration cost to under $20/lead from the previous $25/lead
- New "internally-hosted" webinar launched
  - First remarketing mailing produced 196 re-registrations or 11.2% conversion of those who opened the e-mail.
- A predictive dialer solution is operational
  - Target is to triple agent sell time, increase conversion, increase sales and reduce lead cost per sale.

Topics for Today

- 2010 Objectives & Results
- Key Business Performance Charts and Highlights
- **Advantages of Business Model and Advantages to our Customers versus our Competition**
- Testimonials from our Members
- Business Development and Strategic Partners
- 2011 and Beyond: Our Goals for our Shareholders
- Q & A

Advantages of Our Business Model versus the Competition 1/2

- Implemented primary capability in online customer acquisition via multiple channels
- Significantly lowered customer acquisition costs
  - Compared to typical B&M seminar model, which is getting even more expensive
- Eliminated weekly marketing capital risk on "single event" advertising
- Campaign performances are gauged daily
  - Ability to adjust campaign spend while in execution

Advantages of Our Business Model versus the Competition 2/2

- Higher Gross Margins on our subscription base due to low online delivery costs
- Scalable business model
- High Barrier to Entry
  - Current large competitors in industry have substantial client base that has paid $5,000 to $30,000 for education under the seminar B&M model
  - This is not a core business for institutional firms
    - They would need to develop and implement online capability

Our Customers Get Key Advantages versus the Competition

- No significant upfront cash or credit card payment
  - Members have money left over to actually trade with
- Low monthly fees ranging from $99 to $199
  - Depending on level of service
- No contracts or minimums
- "Learn & Apply" customer-centric structure
- Comprehensive education, proprietary stock pick tool, trading rooms, coaching, newsletters…
- High value, resulting in low attrition level

Topics for Today

- 2010 Objectives & Results
- Key Business Performance Charts and Highlights
- Advantages of Business Model and Advantages to our Customers versus our Competition
- **Testimonials from our Members**
- Business Development and Strategic Partners
- 2011 and Beyond: Our Goals for our Shareholders
- Q & A

Sample Testimonials 1/4

I have learned more from you about investing in the last two weeks than I ever believed possible!

Paul M.

(received Oct. 10, 2010; member since Sept. 2010)

I have been a member of InvestView since the first of the year and my learning curve has gone parabolic. Thank you and all the crew for everything you are doing. **My monthly investment in InvestView trading education is more than worth it.**

Tommy B.

(received March 23, 2011; member since December 2010)



Just to let you know that we really appreciate all you and the team do. It's the best learning program I've ever had.

Christa B.

(received March 13, 2011; member since May 2010)

Sample Testimonials 2/4

Just wanted to say **thanks for the difference you have made in my trading knowledge and success ratio**. I have only been on board since late November and **wish I had connected with you years ago**. I am still not sure how InvestView found me or me you, but I am sure glad we connected.



The value received for the training subscription fee is pretty much priceless.



Jim V.

(received March 27, 2011; member since November 2010)

Sample Testimonials 3/4

I hope you won't mind my giving you a whole bunch of accolades to get your 2011 started off right. I started my relationship with InvestView the first of July last year. I took several weeks to go through most of the classes offered. Sometimes I felt like I was getting a drink from a fire hydrant…

The knowledge that I have gained from you has been tremendously valuable…Needless to say, I am excited about the prospects for 2011. And I look forward to hearing your familiar voice every day as we charge off into trading land together.

Have a wonderful, healthy, and prosperous New Year!

Dave C.
(received January 1, 2011; member since July 2010)



Sample Testimonials 4/4

I really do appreciate your candor, honesty, and personal integrity. You must have quite a loyal following of people you have helped and I am certainly among that group. Thanks.

Steve M.
(received October 28, 2010; member since August 2010)



I am so pleased with my education through InvestView and everyone's continued support. Happy Thanksgiving. Looking forward to great gains in 2011.

Kathy C.
(received November 23, 2010; member since April 2010)

Topics for Today

- 2010 Objectives & Results
- Key Business Performance Charts and Highlights
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Testimonials from our Members
- **Business Development and Strategic Partners**
- 2011 and Beyond: Our Goals for our Shareholders
- Q & A

Marketing, Advisory & Business Development

Wealth Engineering, LLC ("Wealth") is a strategic marketing and business development partner to Global and has achieved the following objectives:

❖ **US Media Funding:** Wealth funded our U.S. media campaigns beginning in June 2010, which allowed the company to increase its subscriber base and revenue.

❖ **Business Development:** Wealth continues to expand our brand and product awareness.

- Wealth established the Questrade relationship and directed the project through the launch, including upcoming marketing campaigns
- Pursue Industry Sector partnerships with on-line brokerage firms
- Continuing development efforts in Asia, Canada, and Latin America

Marketing, Advisory & Business Development

- **Corporate Initiatives:** Wealth nominated Jeffrey R. Freedman and Todd Jorn to the company's Board of Directors to bring further experience and knowledge to corporate structure.
- **Corporate Awareness and Shareholder Communication:** Wealth supports the company by facilitating communications with its shareholders.
- **Funding Infrastructure:** Global maintains agreements with Wealth to actively pursue the capital required to support the "infrastructure and future technology enhancements" of our product platform. Wealth works with a variety of individuals and entities to achieve this goal in exchange for a percentage of specific revenue streams.

Questrade BULL'S EYE RESEARCH TOOL

GIS

Timeline:

❖**December 28, 2009:** Global Investor Services, Inc. and Questrade® Inc. Sign Final Contract for On-line Investor Education and Analysis Platform

❖**May 2010:** Questrade requirements and product specifications are finalized

❖**June – August 2010:** Programming, development and testing including adapting the Marketpoint tool to the Canadian exchange

❖**September 2010:** Internal Questrade testing of the product implementation begins, product launched on Oct. 8, 2010

❖**November 29, 2010:** Questrade announces the successful launch of Bull's Eye powered by InvestView

❖**January 2011:** Key marketing campaigns are designed for target client groups

❖**April 29th:** Marketing campaigns launch

Questrade BULL'S EYE RESEARCH TOOL

Questrade clients present an opportunity for us to increase our subscriber base significantly. Questrade has branded the InvestView MarketPoint tool as **"Bullseye *powered by InvestView*."**

Questrade will launch the following promotional campaigns the beginning with the New Account Promotion April 29th:

- **New Account Promotion:** Questrade will offer a 30 day free trial to the full InvestView platform for leads who open a new account
- **Existing Client Cross-Sell Promotion:** Questrade will offer a 30 day free trial to the full InvestView platform for existing registered account clients who open a new margin account
- **Active Trader Promotion:** Questrade will offer a 30 day free trial to the full InvestView platform for its active trader clients

Questrade BULL'S EYE RESEARCH TOOL

GIS

Importance of the Questrade/Global model:

❖Currently Global invests approximately $185 to secure a new subscriber which creates an average net revenue of $900 to Global over a 12 month period

❖In the Questrade model, we do not incur costs for the new subscriber

❖Questrade has agreed to compensate Global for every new account that subscribes to the joint promotional offer

❖This equates to an increased gross margin of approximately 25% over our current margins

Topics for Today

- 2010 Objectives & Results
- Key Business Performance Charts and Highlights
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Testimonials from our Members
- Business Development and Strategic Partners
- **2011 and Beyond: Our Goals for our Shareholders**
- Q & A

EJC7

EJC7 Change to: 2011 and Beyond: Our goals for our shareholders"
Evan J. Costaldo, 4/13/2011

Global Expansion


Asia
Latin America
GIS
Canada
Europe

2011 and Beyond

Our Goal is to increase shareholder value as we move forward into 2011 and beyond.

- Increased Marketing and Revenue Growth in 2011
- Institutional Sales (White Labeling)
- Additional Products & Enhancements
- Corporate Awareness: Stock Coverage

Goal of Increased Marketing and Revenue Growth in 2011

Pro Market Advisors (PMA) www.promarketadvisors.com

- Global and PMA are in discussions to establish a partnership to market a scalable education product
- Global partnered with PMA at a CBOE education and experience event for GIS customers on March 24-25, 2011
  - 20 seats at $3k per seat; possibly evolve into semi-annual event
  - CBOE offering adds to InvestView's credentials to partner with the CBOE and Options Industry Council (OIC)
  - **Testimonial:** "I think about it every day! The pit experience was the greatest. The CBOE guys were great color commentators."
    - Fred G., received March 31, 2011, member since November 2010

Goal of Increased Marketing and Revenue Growth in 2011

- Current Media Channel: Conversionetics
  - $25k budgeted weekly spend for high quality leads
- Expand Direct Media channel partners to drive lead generation and further reduced lead costs
  - Investor Place Media, The Street.com, Touchpoint Media
- Re-market new offerings to existing database
- Expand Investor/Trade specific Affiliate Channel Marketing – Commission Junction, Click Bank

Institutional Sales
(White Labeling)

Due to major compliance reform, on-line brokers and financial firms are under increasing pressure to provide extended education to their clients.

- Our InvestView platform is a "modular" architecture that we can easily deliver to these firms.
- "White labeling" allows us to deliver our education and tools under the branding of the targeted firm.
- Each firm can customize the components of our product to deliver a unique education product to their clients.
- This is a significant opportunity for us to meet a current critical need and increase our revenues significantly.

Additional Products & Enhancements Already Launched in 2011

In 2011, we have expanded and improved our product offering **at no additional cost** to our full subscribers, delivering the following product enhancements:

- **Added 32 powerful Real-Time Scans**
- **Increased live classes from 9 to 12** per week
- **Added 3 additional Coach' Corners** per week (total of 4 now)
- **Added an additional "Coach"** to the Trading Team
- **Added "Getting Started" classes** every day of the week to quickly acclimate new subscribers and increase retention

Our Goal is to add New Products & Enhancements: Next Generation

To continue to maintain our "best of breed" offering, we are aggressively pursuing product additions and enhancements:

- Addition of education continuums for **Futures, Forex, and Commodities**
- Specialized **"short-selling"** trading room & focused education
- Courses targeted to **"Self-Managed" IRA's** and the ever-increasing baby boomer retirees
- Enhanced Charting, Tools, and Trading Alerts
- Segmented "lower priced" products such as customized newsletters and strategies

Corporate Awareness: Stock Coverage

THE MONEY CHANNEL

- The MoneyChannel
  - Renewed our agreement with The MoneyChannel (MJD Media LLC)
  - Attending MoneyShow in Las Vegas, May 9-12, 2011: Booths 711/713
  - Introductions and Exposure to the MoneyChannel client network




investview
investview

Photos from The MoneyShow, May 2010, Las Vegas

Corporate Awareness: Stock Coverage

Recently, we announced business milestone achievements, our story is gaining traction.

- **On-line Financial Sector** (www.onli ONLINE FINANCIAL SECTOR.COM om)
  - Onlinefinancialsector.com is a frequently visited site for those interested in publicly traded on-line financial services companies
  - OFS published an article on GIS on Wed. 4/13:

Paper Losses Camouflage Turnaround which is Underway for Global Investor Services

http://www.onlinefinancialsector.com/Articles.asp?ID=683

Corporate Awareness: Stock Coverage

ProActive capital resources group

ProActive Capital Resources Group

- ProActive's mission is to provide GISV with the tools for achieving fair valuation and liquidity in the capital markets. We strategically leverage digital communication tools (Social Media), "inbound marketing" techniques and our online networks to gain results.
- **Global Investor Services will be the main sponsor and content feed for our new "Learning Center" generating revenues for both companies.**
- **The GISV Learning Center-** an interactive on-line forum for videos, commentary and information on GISV. www.proactivecapitalforum.com



Launch
www.gisvonline.com
Global Investor Services
(Webinar)
Top of the line financial education
CEO- Global Investor Services
Global Investor Services (GISV.OB)
TBA
Our goal is to allow individual investors to take control of their own financial investments and overall destiny.
+ Global Investor Services
Global Investor Services
(Webinar)
CEO- Global Investor Services
TBA

Summary of our Goals

Increased Revenues

Expanded Marketing

Institutional Sales

Enhanced & Additional Products

Stock Awareness

A powerful combination to drive shareholder value.

Topics for Today

- 2010 Objectives & Results
- Key Business Performance Charts and Highlights
- Advantages of Business Model and Advantages to our Customers versus our Competition
- Testimonials from our Members
- Business Development and Strategic Partners
- 2011 and Beyond: Our Goals for our Shareholders
- **Q & A**

Global Investor Services, Inc.

"Q&A"

Thank You!